UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05684
                                                     ---------

                              ALPINE EQUITY TRUST
                              -------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI 53202
                              -------------------

              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                               ------------------
                    (Name and address of agent for service)

                                 1-888-785-5578
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2004
                         ----------------

Date of reporting period:  OCTOBER 31, 2004
                           ----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

(ALPINE LOGO)

REAL ESTATE FUNDS

ALPINE U.S. REAL ESTATE EQUITY FUND
ALPINE REALTY INCOME & GROWTH FUND
ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

Annual Report
October 31, 2004

This material must be preceded or accompanied by a current prospectus.

                             REPORT TO SHAREHOLDERS

                          ALPINE'S INVESTMENT OUTLOOK
                                     PAGE 1

                              FUND MANAGER REPORTS

                      ALPINE U.S. REAL ESTATE EQUITY FUND
                                     PAGE 6

                       ALPINE REALTY INCOME & GROWTH FUND
                                    PAGE 10

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                                    PAGE 14

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 17

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 22

                            STATEMENTS OF OPERATIONS
                                    PAGE 23

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 24

                              FINANCIAL HIGHLIGHTS
                                    PAGE 27

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 31

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    PAGE 37

                             ADDITIONAL INFORMATION
                                    PAGE 38

                          ALPINE'S INVESTMENT OUTLOOK

Dear Investor:

  We are pleased to provide you with this annual report of the Alpine Real Estate Mutual Funds for the fiscal year ended October 31, 2004. Alpine has continued to build on the strong positive performance of the prior five years for all three of our real estate funds, three years for the Dynamic Balance Fund and 2003 results for the Dynamic Dividend and Income Funds. As most existing shareholders know, real estate and income oriented mutual funds have been a particularly strong area and we are pleased to report that Alpine's Funds have been meeting or exceeding our performance goals. Comparative standardized period performance data is detailed in the specific fund sections of this report. In addition to specific reviews of the year by our portfolio managers, we also wish to present Alpine's view of the economic and investment environment which helps shape the Funds' portfolios.

THE ECONOMY: A CYCLICAL SWEET SPOT, SOURED BY EXCESSES AND TEMPERED BY CAUTION

  The Presidential elections and current concerns over weakness in the U.S. dollar have highlighted their relationship to our government's deficit spending program. This a classic example of Keynsian "guns and butter" fiscal stimulus which has relied upon the current account deficit to finance these policies. As long as our payments for imports are recycled back into U.S. Treasury bonds and notes, current fiscal policies can continue. The economy's recovery from the 2001 recession was initially fueled by very low interest rates designed to stimulate the housing sector as both a driver of economic activity as well as a mechanism to create wealth through home price appreciation that would offset the negative wealth effect of the collapsing stock market bubble. An ancillary impact was the massive liquification of household balance sheets through mortgage refinancing. Not only did this permit homeowners to capture the accreted value in their homes, but it also stimulated the consolidation of other consumer debt at lower interest costs which boosted disposable income for additional consumption. As a result, some homeowners expanded their capacity to consume through lower debt costs, while others used cash-out financing to fuel expenditures, often (45%) on home improvement. Over the past year concerns of a possible housing bubble have evolved out of legitimate concerns over stretched household balance sheets. Alpine's estimation is that such fears exaggerate the risk, although any severe disruptions in the job market or financial markets could pressure the mortgage markets, and thus consumer demand.

  In examining the rate of change in consumer spending versus change in household income, it is particularly worrisome that we have seen income growing faster than consumption in only three of the past ten quarters. This appears to be an acceleration of a 22 year trend which began when interest rates started falling in the aftermath of the 1981 recession. However, the October savings rate calculated by the Commerce Department at 0.2% of disposable income leaves very little room to adapt to potential changes in the economic environment without an impact on either consumption or household debt. This has already been a factor in the softer sales trends this Fall at Wal-Mart. The typical household spends 75% of their take home pay on payments for housing, cars, education, childcare, health insurance and taxes. Thus, the prospects for continued strong consumption patterns in light of already stretched balance sheets suggests that household income growth will require more than one-off tax-cuts. Without a tighter job market or an inflating economy, retailers should become increasingly cautious about sales growth in the near future.

  Such caution is already apparent in corporate balance sheets. Corporate cash holdings amounted to $1.3 trillion in the middle of 2004. At a time when treasurers can only achieve nominal returns on short-term investments one would expect much of this capital would go into corporate capital expenditures (capex). Indeed, the historical pattern has been for corporate capex to exceed operating cash flow, which necessitated periodic trips to the capital markets for either debt or equity financing. However, today we see constrained spending on new plant and equipment, as existing capacity utilization rates remain historically low and prospective growth in consumption remains uncertain. Inevitably, the key variable here is the expectation of future growth. One signal of such expectations amongst our corporations leaders was revealed in October when the business council released their survey of GDP growth estimates for 2005 at only 2.0%, which was far more pessimistic than most economists who estimate in excess of 3.0% growth. Perhaps this is why corporate cash levels have grown by 20% since the end of 2002. This is another reason why we have seen an increased number of companies increasing their regular dividends and even paying special dividends to shareholders if not buying back their stock.
It is both ironic and unfortunate that companies have been hoarding cash, since rising consumption is in part held back by sluggish household income growth due to historically slow recoveries in corporate hiring at this stage of the cycle, Alpine believes that a well conceived, payroll focused, temporary tax stimulus plan might be beneficial if job creation does not improve. Given our government's fiscal and current account deficits, this could prove tough to put in place.

  While corporations have taken a more conservative approach to their balance sheet and operational needs, many household balance sheets appear to be maxed out and the government has unfortunately limited its capacity to stimulate fiscal policies much further before alarming financial markets. Seeing this, the Federal Reserve is clearly trying to regain a neutral level on its Fed Funds rate so it might regain some stimulative capacity if it needs to lower interest rates again. Unfortunately, the lack of financial flexibility amongst our households, the government and the Federal Reserve has been exacerbated by the significant current account deficit with which we fund much of our consumption and government spending, as capital is borrowed from our largest trading partners. Historically, current account deficits above levels exceeding 4-5% of GDP has caused problems for less significant nations. Although it is unclear what level might prove problematic for the U.S., it appears that the Dollar is weakening in response to both foreign investors' concerns over these expanding deficits and leverage, as well as Administration efforts to increase the cost of imports, vis-a-vis domestic goods and services. A cheaper Dollar also serves to lower the value of our debt to some of our foreign creditors. This could be a quite risky for it might induce some of our foreign creditors to lower their exposure to our Dollar and hence drive the currency even lower. The ultimate risk here is that the U.S. would be forced to raise interest rates to strengthen the Dollar at a time when the economy is not robust and this could potentially stagnate the economy and create a recessionary environment. Even though Alpine does not believe this is an inevitable scenario, we do think our economic condition leaves the U.S. increasingly vulnerable to unforeseen or cascading events which could have a deleterious impact on our economy.

  The rest of the world will probably evolve in different ways over the next year or two. China and India will continue to see relatively rapid growth, as will much of Southeast Asia which is increasingly supplying the needs of these countries. It appears that Japan has seen an end of deflation, however, we are not sure whether domestic demand will in fact accelerate at an important level which might create sustained economic growth for Japan. Europe continues to grow slowly, as transfer payments from the West to new EU member countries will lead to both selective growth opportunities as well as displacement. Canada will most likely follow the cycle set by the U.S. For Latin America, continued recent economic and political stability in its major countries will likely sustain growing trade and direct investment from both Asia and Europe, which should have a long-term stimulative impact. Unfortunately, Africa continues to be the saddest and most desperate region offering fewer investment opportunities.

  Even though regional economies still ebb and flow with internal dynamics, the pull of globalization continues to link us all. This is especially so for equity investors who can now participate in favored sectors and regions around the world. Capital will continue to seek out enduring trends, stable situations and undervalued opportunities. So too will Alpine.

CAN PROPERTY SECTOR OUTPERFORMANCE CONTINUE?

  Real Estate securities have outperformed the broad equity markets in the U.S. since the beginning of 2000. According to Morningstar, specialty real estate has been the top performing category over the past five-years. Over the past three years it has been second only to international precious metals funds and it is near the top category for this year-to-date. While we do not think this pattern of relative outperformance can last much longer, the combination of improving real estate fundamentals and a continued "Goldielocks" economic environment (moderate growth with low interest rates) could sustain total returns over the medium term. While equity markets could be discounting future performance well ahead of occurrence, the pattern of improving fundamental conditions is already forming in most places and property segments.

  Global demand for property investment opportunities has not been this strong since the Japanese buying binge in the late 1980's! The appeal of competitive (if historically low!) investment yields and smaller risk premiums has combined with its perceived inflation hedge to drive income investors toward commercial real estate. Low interest rates have also enhanced the affordability of home ownership and provided greater scope for leveraged investors in commercial properties. Of at least equal importance has been the strong relative performance of real estate assets in comparison with both stocks, bonds, and private equity or venture capital. During the past five years, this has led many investors to further diversify their investments with larger portfolio allocations to real estate.

  The most obvious impact of such shifts in investors' preference has been significant price appreciation of both property and real estate securities. This trend has been accelerating since the end of the period of uncertainty prior to the invasion of Iraq. Alpine believes that the pace of this expanded demand for real estate investment has not been exhausted. Committed capital should sustain demand and valuations over the next few years in the U.S. and growing investor interest could still drive prices higher abroad where the real estate and business cycles are less mature.

  Notably, there are only a handful of major international property markets where excessive supply is confronting weak tenant demand. Even with the prospect for historically moderate global economic growth over the next few years, most property markets are close enough to equilibrium to experience reasonable rental growth. Naturally, this potential does vary according to property type and by region. As the business and property cycle advances over the next three to five years, the pace of property income growth will either validate and sustain the current level of prices, or certain investors will be forced to realize sub-par annualized returns which could reduce valuations. A few will even lose money.

  Although there is evidence of some price speculation, we do not yet see signs of dangerous property bubbles, either for individual residences or for commercial property. Some overheated residential markets are beginning to cool, but the only major regions to show lower prices are Southeast England and parts of Australia. Over the next few years, Alpine will be watching for indications that the growing weight of capital investment might produce new supply in excess of demand. Generally, we remain quite positive on the medium-term prospects for property.

THE EVOLUTION OF A GLOBAL REAL ESTATE SECURITIES INDUSTRY

  A major emerging trend in the area of real estate securities is a new focus on international real estate investment. Interest in cross-border real estate investment actually began with foreign companies that historically invested in U.S. property and in our REITs over the last two decades. The domestic focus began to accelerate with U.S. REITs investing abroad over the past few years, and now includes U.S. investors and fund managers looking further afield as the REIT industry grows by leaps and bounds both at home and abroad. REITs have been introduced in France and Japan, Singapore and Hong Kong, with prospects for Germany, Finland, England and Italy. This trend should broaden and deepen over the next few years. U.S. homebuilders have been active in the U.K. and even in Mexican and Argentinean housing markets over the past five years, so this too could grow. It is noteworthy that there are now four U.S. based real estate mutual funds which actively invest most of their assets abroad. Reportedly several more will begin operations over the next year. After fifteen years as the only kid on the block to venture abroad, we are delighted to have some company. In this context it is worth remembering that the Alpine International Real Estate Equity Fund began operations in 1989, establishing it as the second oldest of all real estate mutual funds. The U.S. Real Estate Equity Fund, which was created in 1993, is number nine in seniority. We believe that Alpine's history of strong performance is in part due to the breadth of our experience in looking at a global universe of real estate companies for almost two decades.

EQUITY MARKET PROSPECTS

  Given Alpine's sobering economic perspective, it follows that we might be cautious in our outlook for equity markets. For the broad market, this is so, however, we suspect there will be opportunities for superior investment returns available to those of us who are diligent, nimble and perhaps fortunate to accurately assess the continuation of a market in an extended cyclical and perhaps structural transition. After the rebound in 2003 from depressed valuations, 2004 saw alternating periods of rising or falling economic expectations which in turn shifted sector favoritism and valuations. We think this will recur in 2005, although we believe that the economy will slow over the course of the year. Cheap capital, strong share prices and moderate growth prospects should favor merger and acquisition activity, niche business strategies, strong growth situations, and companies which can offer solid dividend growth potential. Even though aggregate market valuations seem a bit high for the pace of prospective growth, the probability of continued low interest rates will provide few attractive investment options outside of equity markets. While this may stabilize the broad market (excepting unforeseen events), individual stocks or specific sectors which disappoint investors could be especially vulnerable to severe correction. Selectively, this may create attractive buying opportunities.

  Alpine will continue to balance investments offering visibility with opportunities, long-term appreciation with near-term value timing situations and current yield versus future risk. We believe our multi-cap focus on transitional values, out-of-favor growth, mispriced opportunities and dividend growth which grow will enable Alpine to build on our proven history of performance.

  All of us at Alpine wish to express our appreciation to Donald Stone, who retired from the Fund's Board of Trustees. Don brought an uncommon wisdom and a deep understanding of the financial markets to our meetings. He also demonstrated both a passion for the investment business and compassion for investors. While Don's wit and counsel will be missed by us, he stepped down to focus on his oversight activities on behalf of members of the New York Stock Exchange.

  We welcome as trustee Jeffrey Wachsman, Esq. His expertise in the legal affairs of international investors, as well as domestic real estate and private investment portfolios will provide further resources to the Funds. With common sense and uncommon integrity, Jeff has already assisted the Board and served shareholders.

  As significant investors in all of our Funds, Alpine's managers appreciate both your support and interest in our investment endeavor. We look forward to updating investors either in our next shareholder report, or through our redesigned website (coming in late January) at www.alpinefunds.com.

Sincerely,

/s/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money. Mutual fund investing involves risk. Principal loss is possible.

Quasar Distributors, LLC, Distributor.  12/04

                      ALPINE U.S. REAL ESTATE EQUITY FUND

               Alpine U.S. Real Estate     Wilshire Real Estate
    Date     Equity Fund Class Y Shares      Securities Index     S&P 500 Index
    ----     --------------------------    --------------------   -------------
   10/31/92            $10,000                   $10,000             $10,000
   10/31/93            $10,570                   $10,106             $10,134
   10/31/94             $9,635                    $9,480             $10,525
   10/31/95            $11,557                   $10,425             $13,304
   10/31/96            $13,784                   $13,248             $16,508
   10/31/97            $23,370                   $17,551             $21,807
   10/31/98            $17,853                   $15,051             $26,603
   10/31/99            $15,502                   $14,330             $33,430
 10/31/2000            $18,829                   $17,492             $35,464
 10/31/2001            $19,933                   $19,283             $26,637
 10/31/2002            $25,808                   $20,369             $22,616
 10/31/2003            $43,051                   $27,619             $27,317
 10/31/2004            $52,998                   $35,989             $29,886

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/04

                                                 1 YEAR       3 YEAR      5 YEAR      10 YEAR      SINCE INCEPTION(1)<F1>
                                                 ------       ------      ------      -------      ----------------------
Alpine Class Y                                   23.12%       38.54%      27.87%       18.59%              16.11%
Alpine Class B                                   21.91%       37.35%      26.67%          N/A              17.24%
Wilshire Real Estate Securities Index            31.34%       23.47%      20.39%       14.36%              12.14%
S&P 500 Index                                     9.42%        3.92%      -2.22%       11.01%              10.30%
Lipper Real Estate Funds Average - Class Y       28.99%       22.77%      19.69%       14.15%              11.78%
Lipper Real Estate Fund Rank - Class Y          188/201        1/146       1/117         2/19                 1/7

(1)<F1> Class B shares commenced on March 7, 1995 and Class Y shares commenced on September 1, 1993.

     GEOGRAPHICAL DISTRIBUTION*<F2>

New Engalnd                         6.3%
Mid-Atlantic                       14.1%
South East                         16.7%
South                              21.4%
Mid-West                            4.8%
Central Plains                      2.3%
Mountain States                     8.7%
Pacific Southwest                  22.6%
Pacific Northwest                   2.5%
International                       0.6%

        SECTOR DISTRIBUTION*<F2>

Apartments                          0.9%
Fianance                            1.6%
Homebuilder                        53.1%
Land                                0.2%
Lodging                            28.7%
Office                              4.5%
Real Estate Operating Companies     0.1%
Retail                              5.2%
Other Diversified                   5.7%

TOP 10 HOLDINGS*<F2>
 1.   Hilton Hotels Corporation                                       5.31%
 2.   Pulte Homes, Inc.                                               5.17%
 3.   Standard Pacific Corp.                                          5.15%
 4.   The Ryland Group, Inc.                                          5.13%
 5.   Hovnanian Enterprises, Inc. - Class A                           5.05%
 6.   Toll Brothers, Inc.                                             5.01%
 7.   La Quinta Corporation                                           4.93%
 8.   Gaylord Entertainment Company                                   4.83%
 9.   M.D.C. Holdings, Inc.                                           4.81%
10.   KB HOME                                                         4.74%

*<F2> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

  The Alpine U.S. Real Estate Equity Fund ended the fiscal year on October 31, 2004, with a closing NAV per share of $34.52. This resulted in a total return of 23.12% for the prior twelve months, which builds on the Fund's strong three, five and ten year performance records and rankings as detailed on the table at left. The Fund was profiled on November 4th by Bloomberg TV as one of its "Decade Leaders - Top Funds" in recognition of the Fund's 18.59% annualized return over the ten years through our fiscal year. Lipper also ranked this Fund at #9 among all 4,679 mutual funds in its database for its total return over the prior ten years as of October 31, 2004, #12 among 10,556 mutual funds for five years, #22 among 13,912 mutual funds for three years and #427 among 17,089 mutual funds for one year (based on fund total returns). We believe this test of time demonstrates the effectiveness of the strategies and methods employed in our investment program.

  The Alpine U.S. Real Estate Equity Fund's emphasis on capital appreciation from both undervalued securities and what Alpine regards as growth values, has led to portfolio allocations which have increasingly favored homebuilders and lodging stocks over the past few years. Alpine believes that public homebuilder equities remain 50% undervalued at an aggregate average price to earnings-per-share multiple of about seven times. Lodging stocks are still the real estate sector which offers the greatest rebound potential with strong near and medium term EBITDA growth prospects. Unlike typical REIT funds which emphasize income, Alpine U.S. Real Estate Equity Fund is not dependent on dividend paying stocks. This opens a wider investment universe to us. We believe that the Fund's current real estate allocation of 53.2% in homebuilders and 28.6% in lodging stocks can create NAV performance with different total return patterns and potential than most REIT oriented funds. Indeed, this is already reflected in the Fund's historic performance.

  Over the past five years, the record breaking domestic housing boom has created an annual average increase of 12.2% in the value of new homes built each year. This has combined with market share gains to drive revenue growth among public homebuilders of 22.2% per year over five years, which in turn has fueled earnings per share (EPS) growth of 34%. This EPS growth correlates with the five-year average annualized total return through October 29, for the S&P Super Composite Homebuilder Index of 34.52% per year! As calendar year-end 2004 approaches, sell-side analysts have increased prospective earnings estimates for the sector in 2005 from 10% growth to 15-20%. We believe that a price multiple expansion should follow in due course.

  In contrast, REITs are trading at historically high multiples to adjusted funds from operations (AFFO) earnings of 17.4 times and EBITDA multiples of 19 times. Over the past five years, low single-digit FFO growth has not kept pace with the 19.87% annualized return of the Morgan Stanley REIT (RMS) Index. Nor has dividend growth kept pace with share price appreciation, as the RMS REIT Index yielded 4.9% on October 29,2004. It is noteworthy in analyzing the total returns of the long established NAREIT Equity Index that over the past twenty years dividends provided 65% of the sector's 12.24% total return. However, during the past twelve months, dividends accounted for only 23% of the sector's 29.94% total return. As we look forward to 2005, rent projections from Torto Wheaton Research and the National Association of Realtors suggest sub-3% growth for all property types except regional malls. While Alpine is more positive on prospects for 2006 and beyond, it is too early to say when REITs might once again enjoy the double-digit FFO growth which we saw in the mid 1990's. As a result, we believe that prospective total returns will revert towards historic levels where dividend income provided a majority of upside performance. We believe that REIT prices appear to be discounting some measure of recovery.

  Lodging is the real estate sector which has the greatest scope for recovery. Hotels were cumulatively depressed by the recession in 2001, 9/11, reduced business travel and even the SARS scare. Current operating levels are much stronger than in early 2003, but not back to 2000's peak profitability. After three soft years, the level of new hotel construction is very low, which suggests that a positive demand/supply equation should sustain both occupancy and rate growth over the next few years.

  During the fiscal year, the Fund benefited from takeover bids for hoteliers John Q. Hammons, Boca Resorts and Prime Hospitality, while retail REITs, Price Legacy Corp. and Chelsea Property Group were also acquired. This could foreshadow a trend that might sustain property stock valuations in 2005.
Several other corporate real estate transactions occurred in 2004, and Alpine expects that this could grow if valuation multiples widen between top performing and lesser companies.

  The Fund enjoyed strong total returns from investments in REITs including Alexander's (83.99%), Vornado Realty Trust (41.97%) and Impac Mortgage Holdings (65.89%), as well as homebuilders Meritage Corp. (50.25%), Toll Brothers (25.89%) and M.D.C. Holdings (26.51%). Lodging related holdings were also strong performers, led by LaQuinta Corp (30.57% and Gaylord Entertainment (24.42%). Land owners such as Florida East Coast Industries (28.1%) and Alexander and Baldwin (21.04%) also contributed during the fiscal year.

  As we enter mid-December, the sector has enjoyed a very strong surge subsequent to the fiscal year-end which significantly improved the Fund's performance for 2004. We mention this to highlight the Fund's emphasis on long-term capital appreciation. If we continue to be successful in building on the Alpine U.S. Real Estate Equity Fund's performance over the previous eleven years, then investors might be encouraged to focus less on short-term price performance and more on attaining long-term goals. The prospects remain positive for medium-term opportunities at this stage of the business cycle, although we are cautious regarding some investors' excessive growth expectations as evidenced by certain stock valuations. This may create future buying opportunities for the Fund as we concentrate on finding value in mispriced businesses and transitional growth situations.

Samuel A. Lieber
Portfolio Manager

FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN A SPECIFIC SECTOR, SUCH AS REAL ESTATE, TEND TO EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN MORE DIVERSIFIED MUTUAL FUNDS. ALPINE ADVOCATES THE USE OF SECTOR FUNDS AS PART OF AN INTEGRATED INVESTMENT STRATEGY.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Earnings per Share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

                       ALPINE REALTY INCOME & GROWTH FUND

                  Alpine Realty Income &       Morgan Stanley
    Date        Growth Fund Class Y Shares       REIT Index       S&P 500 Index
    ----        --------------------------     --------------     -------------
   12/29/98               $10,000                  $10,000           $10,000
   10/31/99               $10,314                   $9,549           $11,090
 10/31/2000               $12,967                  $11,287           $11,765
 10/31/2001               $14,450                  $12,783            $8,837
 10/31/2002               $17,515                  $13,637            $7,503
 10/31/2003               $22,849                  $18,266            $9,062
 10/31/2004               $28,679                  $23,651            $9,915

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver and recovery of certain fees. Without the waiver and recovery of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/04

                                                                                   SINCE INCEPTION
                                               1 YEAR      3 YEAR       5 YEAR        (12/29/98)
                                               ------      ------       ------     ---------------
Alpine Class Y                                 25.51%      25.67%       22.69%          19.77%
Morgan Stanley REIT Index                      29.48%      22.79%       19.87%          15.87%
S&P 500 Index                                   9.42%       3.92%       -2.22%           0.08%
Lipper Real Estate Funds Average               28.99%      22.77%       19.69%          15.86%
Lipper Real Estate Fund Rank                  176/201      13/146        7/117           3/101

     GEOGRAPHICAL DISTRIBUTION*<F3>

New England                         5.1%
Mid-Atlantic                       19.6%
South East                         17.2%
South                              11.6%
Mid-West                           14.5%
Central Plains                      3.9%
Mountain States                     4.3%
Pacific Southwest                  20.2%
Pacific Northwest                   2.3%
International                       1.3%

        SECTOR DISTRIBUTION*<F3>

Apartments                          9.2%
Diversified                         3.8%
Health Care                         8.7%
Lodging                            20.8%
Manufactured Homes                  0.6%
Mortgage/\rFinance                  6.6%
Net Lease                           3.2%
Office/Industrial                  20.0%
Retail                             22.0%
Other                               5.1%

TOP 10 HOLDINGS*<F3>
 1.   iStar Financial Inc.                                            3.61%
 2.   Vornado Realty Trust                                            3.23%
 3.   Simon Property Group, Inc.                                      2.96%
 4.   Developers Diversified Realty Corporation                       2.87%
 5.   FelCor Lodging Trust Inc.                                       2.86%
 6.   La Quinta Corporation                                           2.84%
 7.   General Growth Properties, Inc.                                 2.75%
 8.   Entertainment Properties Trust                                  2.73%
 9.   Starwood Hotels & Resorts Worldwide, Inc.                       2.59%
10.   The Macerich Company                                            2.41%

*<F3> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

  The Alpine Realty Income & Growth Fund produced a total return of 25.51% during the fiscal year that ended on October 31, 2004. Net asset value per share increased 19.8% from $16.67 to $19.97. Additionally, the Fund made four quarterly income distributions aggregating $0.815 as well as a $0.0394 long-term gain distribution during the period. Since its inception on December 29, 1998 through October 31, 2004, the Fund produced a cumulative total return to shareholders of 186.8%, which equates to an 19.78% annualized return. The table on the left presents the Fund's returns for the latest one-year, three-year, five-year, and since inception periods relative to the Morgan Stanley REIT Index ("the RMS Index") and the S&P 500 Index ("the S&P").

  Real estate, both in the public and private markets, remained a favored alternative asset class for investors during the period, continuing a trend of outperformance that commenced in the first quarter of 2000. Indeed, since March 24, 2000 when the S&P peaked through October 31, 2004, real estate investment trusts, as measured by the RMS, compiled a cumulative return of 140.64% (21.0% on an annualized basis) while the S&P and NASDAQ have returned -20.63% (-4.89% annualized) and -57.5% (-17.81% annualized), respectively. Over the same timeframe, the appreciation (or price component of total return) of equity REIT securities as measured by the National Association of Real Estate Investment Trusts increased 75.67% (13.01% annualized).

  Investors' continued appetite for real estate in the public markets pushed the RMS Index to 707.17 on October 28, 2004, its high for the fiscal period, and subsequently 6.53% higher to 753.36 on December 3, 2004. Average REIT earnings multiples (both FFO and AFFO multiples) have expanded dramatically to record levels while average dividend yields dropped to approximately 4.90% on October 29th and further to 4.75% as of December 3, 2004. In an October 22, 2004 report, Merrill Lynch noted that the average REIT AFFO multiple was 1.15 times that of the S&P, versus an historical average of .66 times, the highest ratio since Merrill began tracking this measurement in 1993, and in a December 3, 2004 report, Salomon Smith Barney noted that REITs are trading at a 38% premium to their ten-year average FFO multiple. Additionally, with real estate indices hitting new highs during 2004, equity issuance is up. Several companies successfully raised capital in initial offerings which were essentially blind investment pools while others raised capital without near term prospects of covering their forecasted dividends, previously a prerequisite of the investment community. In spite of these caveats, public market exuberance for real estate continues unabated, given the allure of relatively high current dividend yields and prospects of cyclical recovery in occupancies, then rents and cash flow.

  In the private real estate market, investors' search for yield and predictable cash flow during a period of uncertain economic recovery and historically low interest rates has caused initial return requirements or capitalization rates to plunge and prices to soar for many property types. A recent report by Prudential Financial, "Real Estate Cap Rates and Interest Rates
- A Complex Relationship", noted that cap rates have fallen across all major property types over the last three years with the average cap rate in the apartment sector falling 30% from about an 8% yield at the end of 2000 to just 5.6% at mid-year 2004 and retail cap rates tumbling 23% from 9.2% to 7.1%.
While it is typical for cap rates to decline following declines in interest rates and in anticipation of accelerating growth in property cash flows as markets recover, we believe the dramatic drop in yield requirements, reflecting strong demand in both the private and public markets, has been magnified by a lack of confidence in prospective traditional equity returns and by historically low and thereby unattractive fixed income rates. Additionally, low borrowing rates have enabled leveraged buyers of real estate to pay premium prices for assets and still achieve attractive spreads and returns relative to other alternatives.

  In our view, current pricing for much of both the direct investment property market and the REIT universe is extended at historically high valuation measures, with multiples dependent on an economic recovery that would drive significant real estate cash flow growth without creating more enticing investment alternatives in the broader equity and fixed income markets. This will be a delicate balance that to date real estate has achieved. In general, real estate property market conditions are slowly improving from a low point that occurred during late 2003, although the current and prospective pace of recovery does not seem to justify the level of multiple expansion across numerous property types. While office vacancy rates nationwide have decreased from 16.8% at the end of the third quarter of 2003 to 16.3% in the third quarter of this year, in most markets with the exception of New York City, Washington, D.C., and Southern California, landlords have virtually no pricing power. Apartment landlords have begun to see improvements in coastal markets in the form of reduced rent concessions and improving occupancies and have experienced strong buyer demand for their properties from both condominium converters and highly leveraged acquirers. However, apartment REITs are trading at historically high multiples while still facing strong headwinds of lackluster job growth, home buying, and competition from new development. On the other hand, retail property landlords have continued to see strong space demand from retailers who wish to expand their distribution and introduce new concepts. Meanwhile, hotel owners are experiencing strong demand from both leisure and business travelers and as a result have seen a return of pricing power.

  Within this context, we believe that those companies focused in the lodging and shopping center sectors are best positioned in terms of valuation and prospective responsiveness to an improving economy. As a result, we increased the Fund's investment in lodging companies to nearly 18% of assets and have invested in companies we believe are trading at attractive discounts to both market and replacement values, notably La Quinta Corp., Felcor Lodging Trust, MeriStar Hospitality, and Sunstone Hotel Investors, a recent initial public offering. The Fund also has added to companies with strong brands and likely operating outperformance including Starwood Hotels & Resorts Worldwide and Host Marriott. The retail property sector, where we anticipate above average earnings growth fueled by steady retailer space demand, continues to be the largest focus for the Fund. The regional mall companies, Simon Property Group, General Growth Properties, and The Macerich Company, and the shopping center owner and builder, Developers Diversified Realty, are all top ten holdings of the Fund. In the office sector, we will maintain a bias for companies operating in the healthier coastal markets, notably Vornado Realty Trust and Reckson Associates in New York and Washington, D.C., Arden Realty and Maguire Properties in Southern California, and Boston Properties and Alexandria Real Estate Equities who have assets on both coasts.

  During the latest fiscal period, the Fund benefited from its investment in companies in the Regional Mall and Strip Center sectors which were the top performing property types within the RMS Index with average twelve-month returns of 43.2% and 35.0%, respectively. Such retail oriented companies continued to produce strong earnings growth from both core operations and accretive acquisitions. The Macerich Company, Developers Diversified Realty, and The Mills Corp. returned 56.8%, 52.3%, and 42.9% respectively. Meanwhile, two of the Fund's long-term holdings were acquired during the period, Chelsea Property Group (by the Simon Property Group) and The Rouse Company (by General Growth Properties), driving returns for these two entities to 44.9% and 60.8%, respectively. Strong performances were also attained selectively by office, industrial, and hotel owning companies including Boston Properties (+41.8%), Vornado Realty Trust (+40.9%), Prologis Trust (+38.2%), Innkeepers Hospitality (+61.6%), and La Quinta Corp. (+30.5%). Additionally, Keystone Realty Trust, an industrial REIT, was a third holding of the Fund acquired by another entity during the period.

  As stated earlier, we believe near term positive REIT return performance is dependent upon an economy that grows at a moderate pace without creating too much upward pressure on interest rates or providing more enticing equity alternatives. Despite our cautiousness regarding current valuations, we are encouraged by signs of fundamental operating improvements across a number of property sectors. Our approach will remain consistent. We will seek undervalued opportunities and companies with attractive relative valuations but superior dividend growth potential and we will strive to provide strong risk adjusted returns for our investors. We are pleased that Morningstar's evaluation of the Fund as of October 31, 2004 showed that it has one of the highest Sharpe Ratios (1.79) and one of the lowest Betas versus the Wilshire REIT Index (.70) and versus the S&P 500 (.24) of all real estate funds. We will work hard to continue this performance and look forward to updating you on the Fund in our next report.

Robert W. Gadsden
Portfolio Manager

Beta is a measure of a security's or portfolio's volatility, or systematic risk,
----
in comparison to the market as a whole, as measured by a relevant index.

The Sharpe Ratio is a measure of the risk-adjusted return of an investment
----------------
developed by Nobel Laureate William Sharpe. The Sharpe Ratio is calculated by dividing a fund's returns in excess of a risk free investment, such as the 90-day T-Bill, by the standard deviation of those returns. The higher its Sharpe Ratio, the better a fund's returns have been relative to the amount of investment risk it has taken.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                Alpine International         Citigroup
                 Real Estate Equity       World (ex U.S.)
    Date        Fund Class Y Shares        Property Index      MSCI EAFE Index
    ----        -------------------        --------------      ---------------
     2/1/89            $10,000                $10,000               $10,000
   10/31/89             $9,800                $10,347                $9,957
   10/31/90             $8,634                 $8,109                $8,548
   10/31/91             $9,112                 $8,667                $8,983
   10/31/92             $9,315                 $7,391                $7,644
   10/31/93            $14,601                $11,572               $10,337
   10/31/94            $14,210                $12,458               $11,218
   10/31/95            $12,834                $11,857               $10,998
   10/31/96            $13,631                $15,113               $11,961
   10/31/97            $14,385                $13,373               $12,325
   10/31/98            $14,375                $11,047               $13,312
   10/31/99            $14,689                $12,067               $16,151
 10/31/2000            $14,187                $12,209               $15,498
 10/31/2001            $13,752                $11,660               $11,447
 10/31/2002            $15,681                $11,982                $9,756
 10/31/2003            $23,346                $16,495               $12,106
 10/31/2004            $28,773                $21,594               $14,448

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days after you purchase them.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than $100 million and derive more than half of its revenue from property-related activities. MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The S&P/Citigroup World (ex U.S.) Property Index, GPR General Property Securities Global Index and MSCI EAFE Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/04

                                                                                                      SINCE INCEPTION
                                                    1 YEAR      3 YEAR       5 YEAR      10 YEAR          (2/1/89)
                                                    ------      ------       ------      -------      ---------------
Alpine Class Y                                      23.25%      27.90%       14.39%       7.31%            6.94%
S&P/Citigroup World (ex U.S.) Property Index        30.91%      22.80%       12.34%       5.65%            5.01%
GPR General Property Securities Global Index        28.41%      22.62%       14.61%       6.53%            5.76%
MSCI EAFE Index                                     19.35%       7.12%       -2.72%       2.29%            2.36%

     GEOGRAPHICAL DISTRIBUTION*<F4>

Asia                               39.7%
Europe                             46.5%
North America                      11.0%
Latin America                       2.8%

        SECTOR DISTRIBUTION*<F4>

Industrial                          6.4%
Lodging                            18.7%
Office                             15.1%
Residential                        37.2%
Retail                             21.4%
Other                               1.2%

TOP 10 HOLDINGS*<F4>
 1.   Diamond City Co., Ltd.                                          4.86%
 2.   JM AB                                                           4.52%
 3.   Midland Realty (Holdings) Limited                               4.21%
 4.   Citycon Oyj                                                     3.93%
 5.   Sino Land Company Limited                                       3.59%
 6.   Accor SA                                                        3.48%
 7.   Gecina                                                          3.17%
 8.   Club Mediterranee SA                                            3.12%
 9.   SILIC                                                           2.83%
10.   City Developments Limited                                       2.77%

*<F4> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

  The Alpine International Real Estate Equity Fund produced a 23.25% total return for the fiscal year ended October 31, 2004 with a closing NAV of $24.29. Subsequent to the fiscal year end, the Fund distributed 72.7 cents in income, plus 49.4 cents in short-term and 61.4 cents in long-term capital gains. The
72.7 cents dividend is a significant increase from the Fund's prior two years distributions of 43.8 cents and 22.2 cents, respectively. Based upon the past three fiscal years beginning NAV's of $20.23, $13.81 and $12.34, respectively, this Fund's annual dividend yield increased to 3.59% from 3.17%, and 1.80% before that. Investors should note that this does not reflect a shift in policy by the manager from a primary focus of capital appreciation, and secondarily on income. Instead, this portfolio reflects the global expansion of REITs as well as the improving fundamentals for many real estate companies which chose to boost dividend payouts. While this level of yield is very competitive with domestic REIT funds, we would caution investors that future portfolio changes could change this recent pattern of strong dividend growth.

  The tables and graph on the facing page provide standardized performance and portfolio data. Contrary to prior periods, the Fund logged its benchmark indices during the year under review. Most of this occurred in the first half of the fiscal year when the portfolio's low exposure in Japan (7.3% average versus approximately 17% in our benchmarks) limited the Fund's benefit as the Topix Real Estate Index gained 30.27% in those six-months. The subsequent slightly negative performance of Japan reinforces our view that its economic recovery may have been overly anticipated by the markets.

  The Alpine International Real Estate Equity Fund's portfolio emphasis shifted during the year towards Europe with a 46% weighting versus 32% in October, 2003. This was achieved by reducing Asia to almost 40% from 44%, and North America to about 11% from 23%. Notable country reallocations included an increase in France from 16.5% to 20.7%, Hong Kong from 8.3% to 13.0% and the U.S. from 18.5% to 7.1%. These shifts reflect both improving regional economic prospects, (i.e. Hong Kong), relative valuation (i.e. U.S.), the expansion of REITs (i.e. Europe) and attractive individual stock selections.

  Particularly strong stock performances were contributed by a broad range of companies. Midland Realty Holdings in Hong Kong produced a total return of 113.88% as the city's largest real estate broker has benefited from an estimated 85% increase in the value of homes sold in 2004. Next year, a competitor expects the value of home sales to add another 57%, so the P/E of 11X does not appear to be demanding. Hong Kong's Sino Land was another beneficiary of the city's strong recovery following 68 months of falling prices, as the stock added 66.50%. Ascendas REIT in Singapore has grown its portfolio of industrial, R&D and flex offices space at a rapid rate, contributing 60.82%, while Unibail (France) produced a 59.64% return by taking advantage of high prices to sell part of its office portfolio and pay a large special dividend to shareholders. The Helsinki shopping center owner, Citycon, generated a 54.72% total return for the Fund on shares bought last November. The share price rose after they announced a 55% dividend increase last spring which focused a wave of international investors on this company's prospects. Another shopping owner, Diamond City in Japan, added 53.67% as it revealed a long pipeline of development projects. These examples of some of the portfolio's strong results was offset by double-digit weakness in Thailand, as a result of renewed concerns over Asian Flu and unrest among its Islamic population in the South. Given projected 2005 GDP growth of 6% and single-digit P/E multiples, we are increasingly positive on this country. In fact, we remain very positive on the property market prospects for much of Southeast Asia.

  It is widely acknowledged that the potential volatility in international investing is greater due to more variables including political, currency, economic and natural events. We wish to highlight the Alpine International Real Estate Equity Fund's relatively low volatility. We have taken efforts to diversify and offset investments by country, property type, market capitalization, yield and growth prospects. We have also staggered the investment horizons of our various holdings which has helped to keep portfolio turnover below 50% for the past few years. This year turnover was 38%. Morningstar has calculated the Fund's Sharpe ratio to be 1.67 versus 1.27 for the average real estate fund. The statistic measures the amount of return generated for each unit of risk by taking an investments total return minus the risk free treasury yield, the sum of which is divided by its standard deviation of returns. In other words, this ratio suggests that despite more variables of risk, this Fund has provided more return for similar risk than 65 of the 70 related sector funds.

  The Alpine International Real Estate Equity Fund is virtually unique in its international exposure. We believe our experience and wealth of international contacts will continue to facilitate our investment decisions. The prospect of more investors focusing on foreign property markets may further enhance the breadth and depth of investment possibilities, just as the REIT explosion in the U.S. has grown market capitalization from roughly $16 billion in 1992 at the outset of the modern REIT era, to $140 billion by 1997 and $275 billion as of October, 2004. Most international property share indices are currently of equivalent size to U.S. REITS, however, their growth has been far slower. That may be about to change!

Samuel A Lieber
Portfolio Manager

FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN A SPECIFIC SECTOR, SUCH AS REAL ESTATE, TEND TO EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN MORE DIVERSIFIED MUTUAL FUNDS. ALPINE ADVOCATES THE USE OF SECTOR FUNDS AS PART OF AN INTEGRATED INVESTMENT STRATEGY.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

ALPINE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
REAL ESTATE INVESTMENT TRUSTS -- 20.6%

Lodging -- 6.2%
     59,700    FelCor Lodging Trust Inc. (a)<F5>                  $    693,714
  1,392,600    MeriStar Hospitality Corporation (a)<F5>              8,132,784
    285,000    Sunstone Hotel Investors, Inc. (a)<F5>                4,802,250
                                                                  ------------
                                                                    13,628,748
                                                                  ------------

Mortgage/Finance -- 7.4%
    274,700    Impac Mortgage Holdings, Inc.                         6,210,967
    131,100    Novastar Financial, Inc.                              5,674,008
    238,000    Origen Financial, Inc.                                1,790,950
    137,000    Saxon Capital Inc. (a)<F5>                            2,630,400
                                                                  ------------
                                                                    16,306,325
                                                                  ------------

Office-Industrial Buildings -- 2.4%
    187,000    Prime Group Realty Trust (a)<F5>                      1,193,060
     60,000    Vornado Realty Trust                                  4,032,000
                                                                  ------------
                                                                     5,225,060
                                                                  ------------

Retail -- 4.6%
     51,000    Alexander's, Inc. (a)<F5>                            10,077,600
                                                                  ------------
               Total Real Estate Investment Trusts
                 (Cost $40,375,251)                                 45,237,733
                                                                  ------------

COMMON STOCKS -- 79.5%

Homebuilders -- 53.2%
    175,600    Brookfield Homes Corporation                          4,548,040
    110,200    D.R. Horton, Inc.                                     3,306,000
    295,000    Hovnanian Enterprises,
                 Inc. -- Class A (a)<F5>                            11,074,300
    126,500    KB HOME                                              10,404,625
    150,900    Lennar Corporation -- Class A                         6,787,482
    137,410    M.D.C. Holdings, Inc.                                10,546,217
     84,600    Meritage Homes Corporation (a)<F5>                    7,504,020
     52,200    Orleans Homebuilders, Inc. (a)<F5>                    1,090,980
     64,000    Palm Harbor Homes, Inc. (a)<F5>                         959,360
    206,800    Pulte Homes, Inc.                                    11,349,184
    118,000    The Ryland Group, Inc.                               11,256,020
    201,000    Standard Pacific Corp.                               11,286,150
    303,700    Technical Olympic USA, Inc.                           7,680,573
    237,000    Toll Brothers, Inc. (a)<F5>                          10,984,950
    330,300    WCI Communities, Inc. (a)<F5>                         7,795,080
                                                                  ------------
                                                                   116,572,981
                                                                  ------------

Lodging -- 22.4%
     59,400    Boca Resorts Inc. -- Class A (a)<F5>                  1,407,780
    475,000    DiamondRock Hospitality Company
                 (Cost $4,750,000,
                 Acquired 6/29/2004) (a)<F5> r<F7>                   4,750,000
    316,062    Gaylord Entertainment Company (a)<F5>                10,591,238
    584,700    Hilton Hotels Corporation                            11,635,530
  1,124,360    Interstate Hotels & Resorts, Inc. (a)<F5>             5,396,928
  1,343,700    La Quinta Corporation (a)<F5>                        10,816,785
    134,300    Orient-Express Hotel
                 Ltd. -- Class A (b)<F6>                             2,383,825
    105,300    Vail Resorts, Inc. (a)<F5>                            2,112,318
                                                                  ------------
                                                                    49,094,404
                                                                  ------------

Mortgage/Finance -- 0.5%
    118,000    Delta Financial Corporation                           1,041,940
                                                                  ------------

Real Estate Operating Companies -- 0.2%
     34,800    Wellsford Real Properties Inc. (a)<F5>                  535,572
                                                                  ------------

Transportation & Real Estate -- 3.2%
     24,200    Alexander & Baldwin, Inc.                               887,051
    162,500    Florida East Coast Industries, Inc.                   6,152,250
                                                                  ------------
                                                                     7,039,301
                                                                  ------------
               Total Common Stocks
                 (Cost $145,114,272)                               174,284,198
                                                                  ------------

SHORT-TERM INVESTMENTS -- 0.0%
         $1    Alpine Municipal Money Market Fund                            1
                                                                  ------------
               Total Short-Term Investments
                 (Cost $1)                                                   1
                                                                  ------------
               Total Investments
                 (Cost $185,489,524)                    100.1%     219,521,932
               Liabilities, less
                 Other Assets                           (0.1%)        (202,100)
                                                                  ------------
               TOTAL NET ASSETS                         100.0%    $219,319,832
                                                                  ------------
                                                                  ------------

(a)<F5>   Represents non-income producing securities.
(b)<F6>   Foreign security which trades on U.S. exchange.
  r<F7>   144A restricted security.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
REALTY INCOME &GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
REAL ESTATE INVESTMENT TRUSTS -- 69.5%

Apartments -- 6.9%
    143,100    Apartment Investment &
                 Management Company -- Class A                    $  5,250,339
    126,100    Archstone-Smith Trust                                 4,230,655
    125,100    Equity Residential                                    4,172,085
     74,900    Home Properties, Inc.                                 3,082,135
     64,100    Summit Properties Inc.                                1,944,153
     88,700    Town & Country Trust                                  2,449,894
    280,900    United Dominion Realty Trust, Inc.                    5,921,372
                                                                  ------------
                                                                    27,050,633
                                                                  ------------

Diversified -- 3.2%
    189,300    Vornado Realty Trust                                 12,720,960
                                                                  ------------

Healthcare -- 7.2%
    149,200    Health Care Property
                 Investors, Inc.                                     4,152,236
    195,800    Health Care REIT, Inc.                                7,048,800
    298,300    Nationwide Health Properties, Inc.                    6,732,631
    270,800    Senior Housing Properties Trust                       5,080,208
    104,800    Universal Health Realty
                 Income Trust                                        3,292,816
     75,100    Ventas, Inc.                                          2,020,190
                                                                  ------------
                                                                    28,326,881
                                                                  ------------

Lodging -- 10.3%
    969,300    FelCor Lodging Trust Inc. (a)<F8>                    11,263,266
    155,350    Hospitality Properties Trust                          6,656,747
    492,000    Host Marriott Corporation                             7,158,600
    192,600    Innkeepers USA Trust                                  2,667,510
  1,413,600    MeriStar Hospitality Corporation (a)<F8>              8,255,424
    274,000    Sunstone Hotel Investors, Inc. (a)<F8>                4,616,900
                                                                  ------------
                                                                    40,618,447
                                                                  ------------

Manufactured Homes -- 0.6%
    167,600    Affordable Residential Communities                    2,182,152
                                                                  ------------

Mortgage/Finance -- 5.3%
    343,900    iStar Financial Inc.                                 14,244,338
     74,800    Novastar Financial, Inc.                              3,237,344
    443,098    Origen Financial, Inc.                                3,334,313
                                                                  ------------
                                                                    20,815,995
                                                                  ------------

Net Lease -- 2.7%
    270,000    Entertainment Properties Trust                       10,773,000
                                                                  ------------

Office-Industrial Buildings -- 14.8%
     85,400    Alexandria Real Estate Equities, Inc.                 5,640,670
     70,200    AMB Property Corporation                              2,632,500
    178,300    Arden Realty, Inc.                                    6,076,464
    155,500    Boston Properties, Inc.                               9,286,460
     68,500    CarrAmerica Realty Corporation                        2,207,755
     67,600    CRT Properties Inc                                    1,498,016
     64,000    Duke Realty Corporation                               2,182,400
    258,283    Equity Office Properties Trust                        7,262,918
     56,600    Mack-Cali Realty Corporation                          2,500,022
    151,200    Maguire Properties, Inc.                              3,953,880
     91,400    Prentiss Properties Trust                             3,288,572
    127,800    ProLogis                                              4,981,644
    225,600    Reckson Associates
                 Realty Corporation                                  6,846,960
                                                                  ------------
                                                                    58,358,261
                                                                  ------------

Retail Centers -- 18.5%
    112,800    CBL & Associates Properties, Inc.                     7,394,040
    270,726    Developers Diversified
                 Realty Corporation                                 11,316,347
    328,200    General Growth Properties, Inc.                      10,827,318
     96,100    Glimcher Realty Trust                                 2,481,302
    120,600    Kimco Realty Corporation                              6,578,730
    443,900    Kite Realty Group Trust                               5,859,480
    159,200    The Macerich Company                                  9,512,200
    115,100    The Mills Corp.                                       6,382,295
    199,900    Simon Property Group, Inc.                           11,658,168
     34,200    Taubman Centers, Inc.                                   981,540
                                                                  ------------
                                                                    72,991,420
                                                                  ------------
               Total Real Estate Investment Trusts
                 (Cost $222,836,028)                               273,837,749
                                                                  ------------

COMMON STOCKS -- 9.8%

Homebuilders -- 4.4%
    130,700    Hovnanian Enterprises,
                 Inc. -- Class A (a)<F8>                             4,906,478
     39,300    Lennar Corporation -- Class A                         1,767,714
     25,000    The Ryland Group, Inc.                                2,384,750
    114,300    Standard Pacific Corp.                                6,417,945
     35,600    Toll Brothers, Inc. (a)<F8>                           1,650,060
                                                                  ------------
                                                                    17,126,947
                                                                  ------------

Lodging -- 5.4%
  1,391,100    La Quinta Corporation (a)<F8>                        11,198,355
    213,900    Starwood Hotels &
                 Resorts Worldwide, Inc.                            10,209,447
                                                                  ------------
                                                                    21,407,802
                                                                  ------------
               Total Common Stocks
                 (Cost $29,012,616)                                 38,534,749
                                                                  ------------

PREFERRED STOCKS -- 6.3%

Apartments -- 1.1%
    108,100    Apartment Investment &
                 Management Company,
                 Series T, 8.000%                                    2,724,120
     60,000    Apartment Investment &
                 Management Company,
                 Series U, 7.750%                                    1,479,600
                                                                  ------------
                                                                     4,203,720
                                                                  ------------

Healthcare -- 0.2%
     35,400    Omega Healthcare Investors, Inc.,
                 Series D, 8.375%                                      920,400
                                                                  ------------

Lodging -- 2.0%
    192,700    FelCor Lodging Trust Inc.,
                 Series A, 7.800%                                    4,682,610
     76,500    La Quinta Corporation,
                 Series A, 9.000%                                    1,956,870
     45,500    Winston Hotels, Inc.,
                 Series B, 8.000%                                    1,137,500
                                                                  ------------
                                                                     7,776,980
                                                                  ------------

Mortgage / Finance -- 0.4%
     22,800    Anthracite Capital, Inc.,
                 Series C, 9.375%                                      603,060
     36,700    Novastar Financial, Inc.,
                 Series C, 8.900%                                      935,850
                                                                  ------------
                                                                     1,538,910
                                                                  ------------

Office-Industrial Buildings -- 2.3%
    367,900    Prime Group Realty Trust,
                 Series B, 9.000%                                    9,105,525
                                                                  ------------

Shopping Malls -- 0.3%
     26,500    Glimcher Realty Trust,
                 Series F, 8.750%                                      700,395
     15,900    Glimcher Realty Trust,
                 Series G, 8.125%                                      403,701
                                                                  ------------
                                                                     1,104,096
                                                                  ------------
               Total Preferred Stocks
                 (Cost $22,160,198)                                 24,649,631
                                                                  ------------

WARRANTS -- 0.0%
     32,820    General Growth Properties, Inc.
                 Expiration November 2004
                 Exercise Price $32.23
                 (Acquired 12/2001 -
                 9/2004, Cost $0)                                       24,943
                                                                  ------------
               Total Warrants
                 (Cost $0)                                              24,943
                                                                  ------------

CONVERTIBLE BOND -- 0.1%
$   500,000    MeriStar Hospitality Corporation,
                 9.500%, 4/01/2010                                     576,875
                                                                  ------------
               Total Convertible Bonds
                 (Cost $500,000)                                       576,875
                                                                  ------------

SHORT-TERM INVESTMENTS -- 13.2%
$21,147,163    Alpine Municipal
                 Money Market Fund                                  21,147,163
  2,050,213    Federated Prime Obligations Fund                      2,050,213
 15,000,000    Fidelity Institutional
                 Government Portfolio                               15,000,000
 14,037,765    Milestone Funds Treasury
                 Obligations Portfolio                              14,037,765
                                                                  ------------
               Total Short-Term Investments
                 (Cost $52,235,141)                                 52,235,141
                                                                  ------------
               Total Investments
                 (Cost $326,743,983)                     98.9%     389,859,088
               Other Assets,
                 less Liabilities                         1.1%       4,318,887
                                                                  ------------
               TOTAL NET ASSETS                         100.0%    $394,177,975
                                                                  ------------
                                                                  ------------

(a)<F8>  Represents non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
COMMON STOCKS -- 94.6%

ASIA -- 37.6%

Australia -- 1.7%
    250,000    Mirvac Group                                       $    845,921
     70,000    Westfield Group (a)<F9>                                 784,297
                                                                  ------------
                                                                     1,630,218
                                                                  ------------

Hong Kong -- 13.0%
  3,200,000    The Hongkong and
                 Shanghai Hotels, Limited                            2,425,675
    675,000    Hysan Development
                 Company Limited                                     1,118,727
  9,024,000    Midland Realty (Holdings) Limited                     3,999,897
  1,222,000    Shangri-La Asia Limited                               1,405,157
  4,000,000    Sino Land Company Limited                             3,417,530
                                                                  ------------
                                                                    12,366,986
                                                                  ------------

Japan -- 6.5%
    166,700    Diamond City Co., Ltd.                                4,623,142
        200    NTT Urban
                 Development Corporation                               847,537
     80,000    The Sankei Building Co., Ltd.                           457,294
     50,410    Sekiwa Real Estate Kansai, Ltd.                         240,206
                                                                  ------------
                                                                     6,168,179
                                                                  ------------

Malaysia -- 1.4%
  1,000,000    Eastern and Oriental Berhad                             144,737
    200,000    Resorts World Berhad                                    502,632
    500,000    SP Setia Berhad                                         500,000
    500,000    Sunway City Berhad                                      184,211
                                                                  ------------
                                                                     1,331,580
                                                                  ------------

New Zealand -- 1.5%
  1,926,586    Kiwi Income Property Trust                            1,436,595
                                                                  ------------

Philippines -- 0.3%
 13,625,000    SM Development Corporation                              256,391
                                                                  ------------

Singapore -- 5.2%
  1,035,000    Ascendas Real Estate
                 Investment Trust                                      969,584
    695,000    City Developments Limited                             2,629,335
  1,350,000    Fortune Real Estate Investment Trust                  1,049,349
  1,197,000    Raffles Holdings Limited                                323,465
                                                                  ------------
                                                                     4,971,733
                                                                  ------------

Thailand -- 8.0%
 13,700,200    Amarin Plaza Public
                 Company Limited                                       827,383
  4,000,000    Amata Corporation Public
                 Company Limited                                       939,973
  3,000,000    Asian Property Development
                 Public Company Limited                                261,537
  2,898,500    Central Pattana Public
                 Company Limited                                       585,841
    178,600    Dusit Thani Public
                 Company Limited                                       176,143
  1,200,000    Golden Land Property Development
                 Public Company Limited (a)<F9>                        239,620
  3,930,000    Lalin Property Public
                 Company Limited                                       516,790
  4,000,000    Land and Houses Public
                 Company Limited                                       974,066
  9,000,000    M.K. Real Estate Development
                 Public Company Limited                                442,713
  2,500,000    Major Cineplex Group Public
                 Company Limited                                       712,285
  2,500,000    Noble Development Public
                 Company Limited                                       248,387
 10,000,000    Quality Houses Public
                 Company Limited                                       267,868
  4,040,000    Saha Pathana Inter-Holding
                 Public Company Limited                              1,298,624
  1,950,000    Sammakorn Public
                 Company Limited                                        94,971
                                                                  ------------
                                                                     7,586,201
                                                                  ------------
               Total Common Stocks -- Asia                          35,747,883
                                                                  ------------

EUROPE -- 43.9%

Finland -- 5.5%
  1,361,000    Citycon Oyj                                           3,739,520
    166,400    Sponda Oyj                                            1,500,733
                                                                  ------------
                                                                     5,240,253
                                                                  ------------

France -- 20.7%
     80,000    Accor SA                                              3,311,399
     66,000    Club Mediterranee SA (a)<F9>                          2,963,621
     35,000    Gecina                                                3,018,573
     12,489    Kaufman & Broad S.A.                                    563,975
     80,000    Nexity (a)<F9>                                        1,901,968
     13,430    Pierre & Vacances                                     1,176,207
     15,772    Societe du Louvre                                     1,601,008
     33,894    Societe Immobiliere de Location
                 pour l'Industrie et le Commerce                     2,690,366
     18,426    Unibail                                               2,414,195
                                                                  ------------
                                                                    19,641,312
                                                                  ------------

Germany -- 0.9%
     64,400    IVG Immobilien AG                                       888,832
                                                                  ------------

Netherlands -- 1.9%
     20,000    Wereldhave N.V.                                       1,780,869
                                                                  ------------

Norway -- 0.5%
    133,000    Choice Hotels Scandinavia ASA (a)<F9>                   457,770
     72,281    Home Invest ASA (a)<F9>                                      --
                                                                  ------------
                                                                       457,770
                                                                  ------------

Spain -- 4.4%
    150,000    Fadesa Inmobiliaria SA (a)<F9>                        2,259,160
    163,892    Inmobiliaria Urbis SA                                 1,936,767
                                                                  ------------
                                                                     4,195,927
                                                                  ------------

Sweden -- 4.5%
    202,600    JM AB                                                 4,300,851
                                                                  ------------

United Kingdom -- 5.5%
    110,000    Derwent Valley Holdings plc                           1,913,746
    125,000    Millennium & Copthorne Hotels plc                       778,155
    280,000    Shaftesbury plc                                       1,435,241
    250,000    Unite Group plc                                       1,108,542
                                                                  ------------
                                                                     5,235,684
                                                                  ------------
               Total Common Stocks -- Europe                        41,741,498
                                                                  ------------

NORTH & SOUTH AMERICA -- 13.1%

Argentina -- 0.3%
     30,521    IRSA Inversiones y Representaciones
                 S.A.  -- GDR (a)<F9>                                  290,255
          8    IRSA Inversiones y
                 Representaciones S.A. (a)<F9>                               8
                                                                  ------------
                                                                       290,263
                                                                  ------------

Canada -- 3.3%
    150,100    ClubLink Corporation                                  1,033,687
     35,000    Dundee Real Estate
                 Investment Trust                                      707,317
    842,000    Killam Properties (a)<F9>                             1,380,611
                                                                  ------------
                                                                     3,121,615
                                                                  ------------

Mexico -- 2.4%
    121,300    Desarrolladora
                 Homex S.A. de C.V. (a)<F9>                          2,262,245
                                                                  ------------

United States -- 7.1%
     12,000    Alexander's, Inc. (a)<F9>                             2,371,200
     20,000    Gaylord Entertainment
                 Company (a)<F9>                                       670,200
     14,000    Hovnanian Enterprises,
                 Inc. -- Class A (a)<F9>                               525,560
      5,000    M.D.C. Holdings, Inc.                                   383,750
     90,900    MeriStar Hospitality
                 Corporation (a)<F9>                                   530,856
     12,400    Prime Group Realty Trust (a)<F9>                         79,112
     19,300    Pulte Homes, Inc.                                     1,059,184
      6,000    The Ryland Group, Inc.                                  572,340
     10,000    Standard Pacific Corp.                                  561,500
                                                                  ------------
                                                                     6,753,702
                                                                  ------------
               Total Common Stocks --
                 North and South America                            12,427,825
                                                                  ------------
               Total Common Stocks
                 (Cost $65,243,334)                                 89,917,206
                                                                  ------------

WARRANTS -- 0.7%
    300,000    City Developments Limited
                 Expiration May 2006
                 Exercise Price 2.50 SPD
                 (Acquired 6/2001 - 5/2004,
                 Cost $287,435)                                        688,185
    375,000    Major Cineplex Group Public
                 Company Limited
                 Expiration February 2007
                 Exercise Price 13.00 TB
                 (Acquired 4/03 - 5/03,
                 Cost $0)                                               21,734
                                                                  ------------
               Total Warrants
                 (Cost $287,435)                                       709,919
                                                                  ------------

SHORT-TERM INVESTMENTS -- 9.9%
 $3,550,000    Federated Government
                 Obligations Fund                                    3,550,000
  2,323,230    Federated Prime
                 Obligations Fund                                    2,323,230
  3,550,000    Fidelity Institutional
                 Government Portfolio                                3,550,000
                                                                  ------------
               Total Short-Term Investments
                 (Cost $9,423,230)                                   9,423,230
                                                                  ------------
               Total Investments
                 (Cost $74,953,999)                     105.2%     100,050,355
               Liabilities, less
                 Other Assets                           (5.2)%      (4,962,983)
                                                                  ------------
               TOTAL NET ASSETS                         100.0%    $ 95,087,372
                                                                  ------------
                                                                  ------------

(a)<F9>  Represents non-income producing securities.
GDR - Global Depositary Receipt
SPD - Singapore Dollars
TB - Thai Baht

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

                                                                                       REALTY          INTERNATIONAL
                                                              U.S. REAL ESTATE        INCOME &          REAL ESTATE
                                                                EQUITY FUND         GROWTH FUND         EQUITY FUND
                                                              ----------------      -----------         -----------
ASSETS:
   Investments, at value (1)<F10>                               $219,521,932       $389,859,088         $100,050,355
   Cash                                                                   --                 --                3,409
   Dividends receivable                                               35,696            652,365              178,605
   Interest receivable                                                   168             56,992                8,985
   Receivable for capital shares issued                            1,150,577          4,215,109              414,800
   Receivable for investment securities sold                      12,365,109          3,033,223               77,838
   Prepaid expenses and other assets                                  48,922             29,007               13,691
                                                                ------------       ------------         ------------
       Total assets                                              233,122,404        397,845,784          100,747,683
                                                                ------------       ------------         ------------
LIABILITIES:
   Payable for investment securities purchased                       165,471          2,598,060            5,476,101
   Payable for capital shares redeemed                               376,248            489,700                   --
   Accrued expenses and other liabilities:
       Investment advisory fees                                      179,015            317,384               78,293
       Distribution fees                                               8,485                 --                   --
       Payable to custodian                                       12,874,224                 --                   --
       Other                                                         199,129            262,665              105,917
                                                                ------------       ------------         ------------
       Total liabilities                                          13,802,572          3,667,809            5,660,311
                                                                ------------       ------------         ------------
NET ASSETS                                                      $219,319,832       $394,177,975         $ 95,087,372
                                                                ------------       ------------         ------------
                                                                ------------       ------------         ------------
NET ASSETS REPRESENTED BY
   Capital Stock                                                $168,142,106       $321,665,180         $ 64,644,156
   Accumulated undistributed net investment income                    91,108          1,914,448              (53,403)
   Accumulated net realized gains from investments,
     short sales and foreign currencies                           17,054,210          7,483,242            5,397,181
   Net unrealized appreciation on:
       Investments                                                34,032,408         63,115,105           25,096,356
       Foreign currency translation                                       --                 --                3,082
                                                                ------------       ------------         ------------
       TOTAL NET ASSETS                                         $219,319,832       $394,177,975         $ 95,087,372
                                                                ------------       ------------         ------------
                                                                ------------       ------------         ------------
NET ASSET VALUE
   Class B Shares*<F11>
       Net assets                                               $  2,546,983       $         --         $         --
       Shares of beneficial interest issued and outstanding           80,592                 --                   --
       Net asset value and offering price per share             $      31.60       $         --         $         --
   Class Y Shares
       Net assets                                               $216,772,849       $394,177,975         $ 95,087,372
       Shares of beneficial interest issued and outstanding        6,280,595         19,736,818            3,915,836
       Net asset value, offering price
         and redemption price per share                         $      34.51       $      19.97         $      24.28

(1)<F10>  Cost of Investments                                   $185,489,524       $326,743,983          $74,953,999

*<F11> Class B shares are subject to a Contingent Deferred Sales Change ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2004

                                                                                       REALTY          INTERNATIONAL
                                                              U.S. REAL ESTATE        INCOME &          REAL ESTATE
                                                                EQUITY FUND         GROWTH FUND         EQUITY FUND
                                                              ----------------      -----------        -------------
INVESTMENT INCOME:
   Interest income                                              $    51,612         $   433,842         $    79,277
   Dividend income*<F12>                                          2,008,670          13,588,064           2,366,795
                                                                -----------         -----------         -----------
       Total investment income                                    2,060,282          14,021,906           2,446,072
                                                                -----------         -----------         -----------
EXPENSES:
   Investment advisory fees                                       1,774,656           2,749,405             880,069
   Administration fees                                              108,481             139,389              61,428
   Distribution fees -- Class B                                      22,627                  --                  --
   Shareholder service fees -- Class B                                7,542                  --                  --
   Fund accounting fees                                              86,723              78,679              56,148
   Audit fees                                                        20,000              20,100              20,400
   Custodian fees                                                    30,035              42,898              68,877
   Interest expense                                                  53,780              27,678                 400
   Legal fees                                                        10,162              16,907               5,441
   Registration and filing fees                                      55,662              62,060              28,332
   Printing fees                                                     59,813              87,218               8,432
   Transfer agent fees                                              151,547             198,703              36,579
   Trustee fees                                                       6,262               6,352               6,462
   Other fees                                                         8,857              16,239              11,851
   Dividends on short positions                                          --              21,750                  --
                                                                -----------         -----------         -----------
       Net expenses                                               2,396,147           3,467,378           1,184,419
                                                                -----------         -----------         -----------
Net investment (loss) income                                       (335,865)         10,554,528           1,261,653
                                                                -----------         -----------         -----------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments                                               17,820,057          10,642,138           6,081,898
       Short positions                                             (131,624)            357,965                 827
       Option contracts expired or closed                                --                  --               1,508
       Foreign currencies                                                --                  --              (7,576)
       Forward currency exchange contracts                               --                  --              (8,103)
                                                                -----------         -----------         -----------
       Net realized gain                                         17,688,433          11,000,103           6,068,554
                                                                -----------         -----------         -----------
   Change in unrealized appreciation/depreciation on:
       Investments                                               13,785,989          38,603,810          10,020,498
       Short positions                                               (8,930)                 --                  --
       Foreign currency translation                                      --                  --              (6,358)
       Foreign currencies                                                --                  --                 165
       Forward currency exchange contracts                               --                  --             (28,447)
                                                                -----------         -----------         -----------
       Net change in unrealized appreciation/depreciation        13,777,059          38,603,810           9,985,858
                                                                -----------         -----------         -----------
Net realized/unrealized gain on investments                      31,465,492          49,603,913          16,054,412
                                                                -----------         -----------         -----------
Change in net assets resulting from operations                  $31,129,627         $60,158,441         $17,316,065
                                                                -----------         -----------         -----------
                                                                -----------         -----------         -----------
*<F12>  Net of foreign taxes withheld                           $        --         $        --         $   322,942
                                                                -----------         -----------         -----------
                                                                -----------         -----------         -----------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  U.S REAL ESTATE EQUITY FUND
                                                              ------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2004    OCTOBER 31, 2003
                                                              ----------------    ----------------
OPERATIONS:
   Net investment (loss) income                                 $   (335,865)       $    129,671
   Net realized gain (loss) on:
       Investments                                                17,820,057           7,055,075
       Short positions                                              (131,624)             11,307
   Change in unrealized appreciation/depreciation on:
       Investments                                                13,785,989          20,450,476
       Short positions                                                (8,930)              8,930
                                                                ------------        ------------
   Change in net assets resulting from operations                 31,129,627          27,655,459
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class B Shareholders
       From net realized gains on investments                       (141,744)                 --
   Distributions to Class Y Shareholders:
       From net investment income                                    (13,181)            (36,268)
       From net realized gains on investments                     (6,199,330)                 --
                                                                ------------        ------------
   Change in net assets resulting
     from distributions to shareholders                           (6,354,255)            (36,268)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     218,039,206         112,435,408
   Dividends reinvested                                            5,883,810              35,223
   Cost of shares redeemed                                      (140,298,603)        (67,527,013)
                                                                ------------        ------------
   Change in net assets from shares
     of beneficial interest transactions                          83,624,413          44,943,618
                                                                ------------        ------------
       Total change in net assets                                108,399,785          72,562,809
                                                                ------------        ------------
NET ASSETS:
   Beginning of period                                           110,920,047          38,357,238
                                                                ------------        ------------
   End of period*<F13>                                          $219,319,832        $110,920,047
                                                                ------------        ------------
                                                                ------------        ------------
*<F13> Including accumulated undistributed
         net investment income of                               $     91,108        $     17,072
                                                                ------------        ------------
                                                                ------------        ------------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  REALTY INCOME & GROWTH FUND
                                                              ------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2004    OCTOBER 31, 2003
                                                              ----------------    ----------------
OPERATIONS:
   Net investment income                                        $ 10,554,528       $  5,584,839
   Net realized gain (loss) on:
       Investments                                                10,642,138          1,201,718
       Short positions                                               357,965               (364)
   Change in unrealized
     appreciation/depreciation on investments                     38,603,810         24,866,499
                                                                ------------       ------------
   Change in net assets resulting from operations                 60,158,441         31,652,692
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                 (7,906,453)        (5,978,046)
       From net realized gains on investments                     (4,996,867)          (223,238)
                                                                ------------       ------------
   Change in net assets resulting
     from distributions to shareholders                          (12,903,320)        (6,201,284)
                                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     311,585,922        169,256,483
   Dividends reinvested                                           11,195,810          5,354,709
   Cost of shares redeemed                                      (159,269,240)       (66,302,475)
                                                                ------------       ------------
   Change in net assets from shares
     of beneficial interest transactions                         163,512,492        108,308,717
                                                                ------------       ------------
       Total change in net assets                                210,767,613        133,760,125

NET ASSETS:
   Beginning of period                                           183,410,362         49,650,237
                                                                ------------       ------------
   End of period*<F14>                                          $394,177,975       $183,410,362
                                                                ------------       ------------
                                                                ------------       ------------
*<F14> Including accumulated undistributed
         net investment income of                               $  1,914,448       $    312,425
                                                                ------------       ------------
                                                                ------------       ------------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             INTERNATIONAL REAL ESTATE EQUITY FUND
                                                             -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2004    OCTOBER 31, 2003
                                                              ----------------    ----------------
OPERATIONS:
   Net investment income                                        $  1,261,653       $     608,269
   Net realized gain (loss) on:
       Investments                                                 6,081,898             375,844
       Short positions                                                   827                  --
       Options contracts expired or closed                             1,508                  --
       Foreign currencies                                             (7,576)            (82,347)
       Forward currency exchange contracts                            (8,103)           (158,839)
   Change in unrealized appreciation/depreciation on:
       Investments                                                10,020,498          18,691,450
       Foreign currency translation                                   (6,358)              9,439
       Foreign currencies                                                165              (5,908)
       Forward currency exchange contracts                           (28,447)             28,447
                                                                ------------       -------------
   Change in net assets resulting from operations                 17,316,065          19,466,355
                                                                ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                 (1,848,790)           (550,001)
       From net realized gain on investments                        (441,396)                 --
                                                                ------------       -------------
   Change in net assets resulting
     from distributions to shareholders                           (2,290,186)           (550,001)
                                                                ------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      50,237,782         164,742,088
   Dividends reinvested                                            2,152,111             531,583
   Redemption fees                                                    59,916                  --
   Cost of shares redeemed                                       (58,816,665)       (129,218,871)
                                                                ------------       -------------
   Change in net assets from shares
     of beneficial interest transactions                          (6,366,856)         36,054,800
                                                                ------------       -------------
       Total change in net assets                                  8,659,023          54,971,154
                                                                ------------       -------------
NET ASSETS:
   Beginning of period                                            86,428,349          31,457,195
                                                                ------------       -------------
   End of period*<F15>                                            95,087,372          86,428,349
                                                                ------------       -------------
                                                                ------------       -------------
*<F15> Including accumulated undistributed
         (overdistributed) net investment income of             $    (53,403)      $     (37,801)
                                                                ------------       -------------
                                                                ------------       -------------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. REAL ESTATE EQUITY FUND
                                                -------------------------------------------------------------------------------
                                                            YEAR ENDED                                          YEAR ENDED
                                                           OCTOBER 31,                   PERIOD ENDED          SEPTEMBER 30,
                                                ----------------------------------       OCTOBER 31,        -------------------
                                                2004           2003           2002       2001(A)<F16>       2001           2000
                                                ----           ----           ----       ------------       ----           ----
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD           $27.10         $16.42         $12.75         $12.80         $12.89         $10.65
                                               ------         ------         ------         ------         ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                          (0.34)(b)      (0.13)(b)      (0.15)         (0.01)         (0.18)         (0.20)
                                                     <F17>          <F17>
   Net realized/unrealized
     gains (losses) on investments               6.10          10.81           3.82          (0.04)          0.09           2.44
                                               ------         ------         ------         ------         ------         ------
   Total from investment operations              5.76          10.68           3.67          (0.05)         (0.09)          2.24
                                               ------         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Net investment income                           --             --             --             --             --             --
   Net realized gains on investments            (1.26)            --             --             --             --             --
   Return of capital                               --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
   Total distributions                          (1.26)            --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $31.60         $27.10         $16.42         $12.75         $12.80         $12.89
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL RETURN
  (excludes redemption charges)                 21.91%         65.04%         28.78%         (0.39)%(c)     (0.70)%        20.92%
                                                                                                   <F18>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)           $2,547         $3,167         $2,275         $2,075         $2,089         $2,343
   Ratio of expenses to average net assets:
      Before waivers and reimbursements          2.31%          2.67%          2.72%          3.46%(d)       3.16%          3.87%
                                                                                                  <F19>
      After waivers and reimbursements           2.31%          2.67%          2.72%          3.23%(d)       2.97%          3.66%
                                                                                                  <F19>
   Ratio of net investment loss
     to average net assets                      (1.17)%        (0.68)%        (0.84)%        (1.33)%(d)     (1.23)%        (1.51)%
                                                                                                   <F19>
   Ratio of interest expense
     to average net assets                       0.03%          0.05%          0.00%          0.03%(d)       0.00%          0.30%
                                                                                                  <F19>
   Portfolio turnover (e)<F20>                     73%            86%           115%            10%           151%           143%

(a)<F16>  For the period from October 1, 2001 to October 31, 2001.
(b)<F17> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F18>  Not annualized.
(d)<F19>  Annualized.
(e)<F20> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. REAL ESTATE EQUITY FUND
                                                -------------------------------------------------------------------------------
                                                            YEAR ENDED                                          YEAR ENDED
                                                           OCTOBER 31,                   PERIOD ENDED          SEPTEMBER 30,
                                                ----------------------------------       OCTOBER 31,        -------------------
                                                2004           2003           2002       2001(A)<F21>       2001           2000
                                                ----           ----           ----       ------------       ----           ----
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD           $29.21         $17.53         $13.54         $13.57         $13.54         $11.07
                                               ------         ------         ------         ------         ------         ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                 (0.05)(b)       0.07(c)        0.03             --          (0.04)         (0.06)
                                                     <F22>         <F23>
   Net realized/unrealized gains (losses)
     on investments                              6.61          11.63           3.96          (0.03)          0.07           2.53
                                               ------         ------         ------         ------         ------         ------
   Total from investment operations              6.56          11.70           3.99          (0.03)          0.03           2.47
                                               ------         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Net investment income                           --          (0.02)            --             --             --             --
   Net realized gains on investments            (1.26)            --             --             --             --             --
   Return of capital                               --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
   Total distributions                          (1.26)         (0.02)            --             --             --             --
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $34.51         $29.21         $17.53         $13.54         $13.57         $13.54
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL RETURN                                    23.12%         66.81%         29.47%         (0.22)%(d)      0.22%         22.31%
                                                                                                   <F24>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)         $216,773       $107,753        $36,083        $19,314        $19,643        $17,891
   Ratio of expenses to average net assets:
      Before waivers and reimbursements          1.31%          1.67%          1.72%          2.46%(e)       2.16%          2.78%
                                                                                                  <F25>
      After waivers and reimbursements           1.31%          1.67%          1.72%          2.23%(e)       1.98%          2.57%
                                                                                                  <F25>
   Ratio of net investment income (loss)
     to average net assets                      (0.17)%         0.32%          0.16%         (0.33)%(e)     (0.25)%        (0.47)%
                                                                                                   <F25>
   Ratio of interest expense
     to average net assets                       0.03%          0.05%          0.00%          0.03%(e)       0.00%          0.30%
                                                                                                  <F25>
   Portfolio turnover (f)<F26>                     73%            86%           115%            10%           151%           143%

(a)<F21>  For the period from October 1, 2001 to October 31, 2001.
(b)<F22> Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
(c)<F23> Net investment income is calculated using average shares outstanding during the period.
(d)<F24>  Not annualized.
(e)<F25>  Annualized.
(f)<F26> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 REALTY INCOME & GROWTH FUND
                                                               ----------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.67         $13.55         $11.92         $11.43         $ 9.90
                                                              ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.71(a)        0.77(a)        0.76(a)        0.59           0.67
                                                                   <F27>          <F27>          <F27>
   Net realized/unrealized gains on investments                 3.45           3.21           1.74           0.71           1.77
                                                              ------         ------         ------         ------         ------
   Total from investment operations                             4.16           3.98           2.50           1.30           2.44
                                                              ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Net investment income                                       (0.82)         (0.81)         (0.81)         (0.81)         (0.88)
   Net realized gains on investments                           (0.04)         (0.05)         (0.06)            --          (0.01)
   Return of capital                                              --             --             --             --          (0.02)
                                                              ------         ------         ------         ------         ------
   Total distributions                                         (0.86)         (0.86)         (0.87)         (0.81)         (0.91)
                                                              ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                $19.97         $16.67         $13.55         $11.92         $11.43
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL RETURN                                                   25.51%         30.45%         21.21%         11.44%         25.72%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                        $394,153       $183,410        $49,650         $8,051         $7,255
   Ratio of expenses to average net assets:
      Before waivers and recoveries                             1.25%          1.38%          1.57%          2.59%          3.10%
      After waivers and recoveries                              1.25%          1.40%          1.46%          1.41%          1.49%
   Ratio of net investment income to average net assets         3.85%          4.98%          5.62%          4.68%          6.10%
   Ratio of interest expense to average net assets              0.01%          0.00%          0.00%          0.11%          0.12%
   Portfolio turnover                                             65%            45%            86%           149%           137%

(a)<F27> Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            INTERNATIONAL REAL ESTATE EQUITY FUND
                                                               ---------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                               2004           2003           2002           2001          2000
                                                               ----           ----           ----           ----          ----
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.23         $13.81         $12.34         $12.73        $13.23
                                                              ------         ------         ------         ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.29(a)        0.22(a)        0.12(a)          --         (0.14)(b)
                                                                   <F28>          <F28>          <F28>                         <F29>
   Net realized/unrealized gains (losses) on investments        4.30           6.42           1.60          (0.39)        (0.31)
                                                              ------         ------         ------         ------        ------
   Total from investment operations                             4.59           6.64           1.72          (0.39)        (0.45)
                                                              ------         ------         ------         ------        ------
LESS DISTRIBUTIONS:
   Net investment income                                       (0.44)         (0.22)         (0.25)            --         (0.04)
   Net realized gain on investments                            (0.10)            --             --             --            --
   Return of capital                                              --             --             --             --         (0.01)
                                                              ------         ------         ------         ------        ------
   Total distributions                                         (0.54)         (0.22)         (0.25)            --         (0.05)
                                                              ------         ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD                                $24.28         $20.23         $13.81         $12.34        $12.73
                                                              ------         ------         ------         ------        ------
                                                              ------         ------         ------         ------        ------
TOTAL RETURN                                                   23.25%         48.87%         14.03%         (3.06)%       (3.42)%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                         $87,621        $86,428        $31,457        $25,344       $29,580
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                         1.35%          1.52%          1.81%          2.14%         2.60%
      After waivers and reimbursements                          1.35%          1.52%          1.81%          1.96%         2.40%
   Ratio of net investment income (loss)
     to average net assets                                      1.40%          1.36%          0.82%          0.00%        (1.08)%
   Ratio of interest expense to average net assets              0.00%          0.02%          0.00%          0.11%         0.33%
   Portfolio turnover                                             38%            51%            48%            49%           72%

(a)<F28> Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
(b)<F29> Net investment income per share is calculated using average shares outstanding during the period.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

1.   ORGANIZATION:

     Alpine Equity Trust (the "Equity Trust") was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine U.S. Real Estate Equity Fund, Alpine Realty Income & Growth Fund and Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a "Fund" and collectively, "the Funds"). The Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. The Funds currently offer Class Y shares for sale to investors. The U.S. Real Estate Equity Fund also offers Class B shares. Class B shares are not offered to new investors. Currently, the Class B shares are only offered in connection with the reinvestment of Class B dividends and other Class B distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y shares after seven years from date of purchase.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the- counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets, but after the close of the securities' primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     C.   SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

     D.   INTEREST EXPENSE:

     The U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund incurred interest expense totaling $53,780, $27,678 and $400, respectively, for the year ended October 31, 2004.

     E.   INCOME TAXES:

     It is each Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     F.   DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     G.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the U.S. Real Estate Equity Fund are allocated among the classes of that Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class B shares.

     H.   FOREIGN EXCHANGE TRANSACTIONS:

     The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively, of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     I.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     J.   FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     U.S. REAL ESTATE EQUITY FUND

                                                                  YEAR ENDED                         YEAR ENDED
                                                               OCTOBER 31, 2004                   OCTOBER 31, 2003
                                                            ----------------------             ----------------------
                                                            SHARES          AMOUNT             SHARES          AMOUNT
                                                            ------          ------             ------          ------
     CLASS B
        Shares sold                                              --      $         --                3      $         49
        Shares issued in reinvestment of dividends            4,097           113,971               --                --
        Shares redeemed                                     (40,355)       (1,173,001)         (21,643)         (425,488)
                                                         ----------      ------------       ----------      ------------
        Net change                                          (36,258)       (1,059,030)         (21,640)         (425,439)
                                                         ----------      ------------       ----------      ------------
     CLASS Y
        Shares sold                                       6,915,988       218,039,206        4,904,293       112,435,359
        Shares issued in reinvestment of dividends          191,498         5,769,839            2,010            35,223
        Shares redeemed                                  (4,516,295)     (139,125,602)      (3,274,899)      (67,101,525)
                                                         ----------      ------------       ----------      ------------
        Net change                                        2,591,191        84,683,443        1,631,404        45,369,057
                                                         ----------      ------------       ----------      ------------
        Total net change                                  2,554,933      $ 83,624,413        1,609,764      $ 44,943,618
                                                         ----------      ------------       ----------      ------------
                                                         ----------      ------------       ----------      ------------

     REALTY INCOME & GROWTH FUND

                                                                  YEAR ENDED                         YEAR ENDED
                                                               OCTOBER 31, 2004                   OCTOBER 31, 2003
                                                            ----------------------             ----------------------
                                                            SHARES          AMOUNT             SHARES          AMOUNT
                                                            ------          ------             ------          ------
     CLASS Y
        Shares sold                                      16,982,173      $311,585,922       11,370,362      $169,256,483
        Shares issued in reinvestment of dividends          610,952        11,195,810          359,665         5,354,709
        Shares redeemed                                  (8,860,181)     (159,269,240)      (4,390,571)      (66,302,475)
                                                         ----------      ------------       ----------      ------------
        Total net change                                  8,732,944      $163,512,492        7,339,456      $108,308,717
                                                         ----------      ------------       ----------      ------------
                                                         ----------      ------------       ----------      ------------

     INTERNATIONAL REAL ESTATE EQUITY FUND

                                                                  YEAR ENDED                         YEAR ENDED
                                                               OCTOBER 31, 2004                   OCTOBER 31, 2003
                                                            ----------------------             ----------------------
                                                            SHARES          AMOUNT             SHARES          AMOUNT
                                                            ------          ------             ------          ------
     CLASS Y
        Shares sold                                       2,326,485      $ 50,237,782       10,017,424      $164,742,088
        Shares issued in reinvestment of dividends          105,032         2,152,111           39,058           531,583
        Redemption fees                                          --            59,916               --                --
        Shares redeemed                                  (2,788,734)      (58,816,665)      (8,061,834)     (129,218,871)
                                                         ----------      ------------       ----------      ------------
        Total net change                                   (357,217)     $ (6,366,856)       1,994,648      $ 36,054,800
                                                         ----------      ------------       ----------      ------------
                                                         ----------      ------------       ----------      ------------

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2004 are as follows:

                                                          NON-U.S. GOVERNMENT                   U.S. GOVERNMENT
                                                       -------------------------          ---------------------------
                                                       PURCHASES           SALES          PURCHASES             SALES
                                                       ---------           -----          ---------             -----
     U.S. Real Estate Equity Fund                     $212,098,237     $128,630,227           --                  --
     Realty Income & Growth Fund                       282,731,479      157,504,922           --                  --
     International Real Estate Equity Fund              31,960,968       37,272,553           --                  --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The U.S. Real Estate Equity Fund has adopted a distribution and servicing plan (the "Plan") for its Class B shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets for distribution fees and up to 0.75% of the Fund's average daily net assets for shareholder servicing fees. Amounts paid under the plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $30,169 pursuant to the plan for the year ended October 31, 2004.

     The plan for the U.S. Real Estate Equity Fund may be terminated at any time by vote of the Trustees of the Equity Trust who are not "interested persons" as defined by the 1940 Act of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

               First $750 million                        1.00%
               Next $250 million                         0.90%
               Over $1 billion                           0.80%

     Alpine is entitled to an annual fee based on 1.00% of the Fund's average daily net assets for the International Real Estate Equity Fund.

     The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund's average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made in 2004. Furthermore, at October 31, 2004 there are no recoverable expenses eligible for recoupment from the three previous years. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination.

     At October 31, 2004, the Realty Income & Growth Fund and the U.S. Real Estate Fund had $21,147,163 and $1, respectively, invested in the Alpine Municipal Money Market Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                            REALTY           INTERNATIONAL
                                                   U.S. REAL ESTATE        INCOME &           REAL ESTATE
                                                      EQUITY FUND         GROWTH FUND         EQUITY FUND
                                                   ----------------       -----------         -----------
     Cost of Investments                             $186,747,804        $325,048,300         $78,575,754
                                                     ------------        ------------         -----------
                                                     ------------        ------------         -----------
     Gross unrealized appreciation                   $ 39,198,675        $ 65,972,233         $28,731,714
     Gross unrealized depreciation                     (6,424,547)         (1,161,445)         (7,257,113)
                                                     ------------        ------------         -----------
     Net unrealized appreciation/(depreciation)      $ 32,774,128        $ 64,810,788         $21,474,601
                                                     ------------        ------------         -----------
                                                     ------------        ------------         -----------
     Undistributed ordinary income                      8,687,150             885,365           5,974,508
     Undistributed long-term capital gain               9,716,448           6,816,642           2,991,025
                                                     ------------        ------------         -----------
     Total distributable earnings                    $ 18,403,598        $  7,702,007         $ 8,965,533
                                                     ------------        ------------         -----------
                                                     ------------        ------------         -----------
     Other accumulated gains/(losses)                $          0        $          0         $         0
                                                     ------------        ------------         -----------
     Total accumulated earnings/(losses)             $ 51,177,726        $ 72,487,852         $30,440,134
                                                     ------------        ------------         -----------
                                                     ------------        ------------         -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

     The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                     2004             2003
                                                     ----             ----
     U.S. REAL ESTATE EQUITY FUND
     Ordinary income                             $ 2,969,130       $   36,268
     Long-term capital gain                        3,385,125               --
                                                 -----------       ----------
                                                 $ 6,354,255       $   36,268
                                                 -----------       ----------
                                                 -----------       ----------

     REALTY INCOME & GROWTH FUND
     Ordinary income                             $12,435,846       $5,978,046
     Long-term capital gain                          467,474          223,238
                                                 -----------       ----------
                                                 $12,903,320       $6,201,284
                                                 -----------       ----------
                                                 -----------       ----------

     INTERNATIONAL REAL ESTATE EQUITY FUND
     Ordinary income                             $ 1,848,790       $  550,001
     Long-term capital gain                          441,396               --
                                                 -----------       ----------
                                                 $ 2,290,186       $  550,001
                                                 -----------       ----------
                                                 -----------       ----------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Alpine Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (collectively, the "Funds"), as of October 31, 2004, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, WI
December 23, 2004

                       ADDITIONAL INFORMATION (UNAUDITED)
                                EXPENSE EXAMPLES
                                OCTOBER 31, 2004

As a shareholder of the U.S. Real Estate Equity Fund or the Realty Income & Growth Fund, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of International Real Estate Equity Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/04 - 10/31/04.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. The U.S. Real Estate Equity Fund - Class B charges a 5.00% maximum contingent deferred sales charge for redemptions within the first year. The other Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not the represent the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALPINE U.S. REAL ESTATE EQUITY FUND

CLASS B SHARES
                              Beginning         Ending         Expenses Paid
                            Account Value   Account Value      During Period
                              5/01/2004       10/31/2004     5/1/04 - 10/31/04
                            -------------   -------------    -----------------
Actual(1)<F30>                $1,000.00       $1,121.70            $12.53
Hypothetical(2)<F31>          $1,000.00       $1,013.19            $11.89

(1)<F30> Ending account values and expenses paid during period based on a 12.17% return. The return is considered after expenses are deducted from the fund.
(2)<F31> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE U.S. REAL ESTATE EQUITY FUND

CLASS Y SHARES

                              Beginning         Ending         Expenses Paid
                            Account Value   Account Value      During Period
                              5/01/2004       10/31/2004     5/1/04 - 10/31/04
                            -------------   -------------    -----------------
Actual(1)<F32>                $1,000.00       $1,127.40            $7.22
Hypothetical(2)<F33>          $1,000.00       $1,018.21            $6.85

(1)<F32> Ending account values and expenses paid during period based on a 12.74% return. The return is considered after expenses are deducted from the fund.
(2)<F33> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE REALTY INCOME & GROWTH FUND

                              Beginning         Ending         Expenses Paid
                            Account Value   Account Value      During Period
                              5/01/2004       10/31/2004     5/1/04 - 10/31/04
                            -------------   -------------    -----------------
Actual(1)<F34>                $1,000.00       $1,210.40            $6.89
Hypothetical(2)<F35>          $1,000.00       $1,018.77            $6.29

(1)<F34> Ending account values and expenses paid during period based on a 21.04% return. The return is considered after expenses are deducted from the fund.
(2)<F35> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              Beginning         Ending         Expenses Paid
                            Account Value   Account Value      During Period
                              5/01/2004       10/31/2004     5/1/04 - 10/31/04
                            -------------   -------------    -----------------
Actual(1)<F36>                $1,000.00       $1,136.10            $7.20
Hypothetical(2)<F37>          $1,000.00       $1,018.26            $6.80

(1)<F36> Ending account values and expenses paid during period based on a 13.61% return. The return is considered after expenses are deducted from the fund.
(2)<F37> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

                              INDEPENDENT TRUSTEES

                                   TERM OF                                            # OF PORTFOLIOS
                    POSITION(S)    OFFICE AND                                         IN FUND COMPLEX           OTHER
NAME, ADDRESS       HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION                  OVERSEEN BY               DIRECTORSHIPS
AND AGE             THE TRUST      TIME SERVED  DURING PAST FIVE YEARS                TRUSTEE OR OFFICER*<F38>  HELD BY TRUSTEE
-------------       -----------    -----------  ----------------------                ------------------------  ---------------
Laurence B.         Independent    Indefinite,  Real estate developer and construction          7               Trustee of Alpine
Ashkin (76),        Trustee        since        consultant since 1980; Founder and                              Series & Income
2500 Westchester                   1998         President of Centrum Equities since                             Trusts; Trustee
Ave.,                                           1987 and Centrum Properties, Inc.                               Emeritus of
Purchase, NY                                    since 1980.                                                     Evergreen Fund
10577                                                                                                           complex

H. Guy              Independent    Indefinite,  Chief Operating Officer of L&L                  7               Director and
Leibler (50),       Trustee        since 1998   Acquisitions, LLC since 2003; President,                        Chairman, White
2500 Westchester                                Skidmore, Owings & Merrill LLP, (2001-                          Plains Hospital
Ave.,                                           2003), Chairman and President of                                Center; Director,
Purchase, NY                                    Pailatus, a news media company (1997-                           Dressage for Kids;
10577                                           1999); Director of Brand Space Inc., a                          Trustee of Alpine
                                                brand marketing/advertising company                             Series & Income
                                                (1997-1999).                                                    Trusts

Jeffrey E.          Independent    Indefinite,  Partner, Loeb, Block & Partners LLP,            7               Director, Adair
Wacksman (41)       Trustee        since 2004   since 1994.                                                     International
2500 Westchester                                                                                                Limited; Director,
Ave.,                                                                                                           Cable Beach
Purchase, NY                                                                                                    Properties, Inc.;
10577                                                                                                           Director, Bondi
                                                                                                                Icebergs Inc.;
                                                                                                                Trustee, Larchmont
                                                                                                                Manor Park
                                                                                                                Society; Trustee of
                                                                                                                Alpine Series &
                                                                                                                Income Trusts

*<F38> The term "Fund Complex" refers to the Funds in the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust.

                         INTERESTED TRUSTEES & OFFICERS

                                   TERM OF                                           # OF PORTFOLIOS
                    POSITION(S)    OFFICE AND                                        IN FUND COMPLEX            OTHER
NAME, ADDRESS       HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION                 OVERSEEN BY                DIRECTORSHIPS
AND AGE             THE TRUST      TIME SERVED  DURING PAST FIVE YEARS               TRUSTEE OR OFFICER**<F40>  HELD BY TRUSTEE
-------------       -----------    -----------  ----------------------               -------------------------  ---------------
Samuel A.           Interested     Indefinite,  CEO of Alpine Management & Research,            7               Trustee of Alpine
Lieber*<F39> (48)   Trustee,       since        LLC since November 1997.  Formerly,                             Series & Income
2500 Westchester    Portfolio      inception    Senior Portfolio Manager with                                   Trusts
Ave.                Manager, and                Evergreen Asset Management Corp.
Purchase, NY        President                   (1985 - 1997)
10577

Stephen A.          Vice           Indefinite,  Chairman and Senior Portfolio Manager,          N/A             None
Lieber (79)         President      since        Saxon Woods Advisors, LLC (October
2500 Westchester                   inception    1999 - Present). Formerly President,
Ave.                                            Evergreen Asset Management Corp.
Purchase, NY                                    (1971 - 1999). Chairman and Chief
10577                                           Executive Officer, Lieber & Company
                                                (February 1969 - July 1999).

Oliver Sun (40)     Secretary      Indefinite,  Controller of Alpine Management and             N/A             None
2500 Westchester                   since 2002   Research, LLC, 1998 to Present.
Ave.
Purchase, NY
10577

Sheldon R.          Treasurer/     Indefinite,  Chief Financial Officer, Saxon Woods            N/A             None
Flamm (56)          Chief          since 2002   Advisors, LLC, 1999 to Present, Chief
2500 Westchester    Compliance                  Financial Officer, Lieber & Co. (a
Ave.                Officer                     wholly-owned subsidiary of First Union
Purchase, NY                                    National Bank), 1997 to 1999, Chief
10577                                           Financial Officer of Evergreen Asset
                                                Management Corp., March 1987 to
                                                September 1999.

 *<F39> Denotes Trustee who is an "interested person" of the Trust or Fund by virtue of his relationship with the Adviser.
**<F40> The term "Fund Complex" refers to the Funds in the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust.

TAX INFORMATION

The Funds designated the following percentages of dividends declared from ordinary dividends for the fiscal year ended October 31, 2004 as qualified dividend income under Internal Revenue Code Section 1 (h) (11) (B).

U.S. Real Estate Equity Fund                           7.84%
Realty Income & Growth Fund                            2.85%
International Real Estate Equity Fund                 56.31%

For the year ended October 31, 2004, the International Real Estate Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                         Foreign Source Income        Foreign Taxes Paid
                           Earned (per share)            (per share)
                         ---------------------        ------------------
Australia                        0.0585                     0.0016
Britain                          0.0150                     0.0012
Canada                           0.0343                     0.0051
Finland                          0.0636                     0.0095
France                           0.1215                     0.0210
Germany                          0.0069                     0.0010
Hong Kong                        0.0811                     0.0000
Japan                            0.0383                     0.0027
Malaysia                         0.0085                     0.0023
Netherlands                      0.0277                     0.0042
New Zealand                      0.0250                     0.0038
Philippines                      0.0037                     0.0009
Spain                            0.0197                     0.0030
Singapore                        0.0949                     0.0194
Sweden                           0.0228                     0.0034
Thailand                         0.0743                     0.0077

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC's website at www.sec.gov. Information regarding
                                           -----------
how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2004 is available on the SEC's website at www.sec.gov or by
                                                          -----------
calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room
   -----------
in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(ALPINE LOGO)

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

INVESTMENT ADVISER
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

SUB-CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT & ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER/INVESTOR INFORMATION
(888) 785-5578
www.alpinefunds.com

ALPINE FUNDS
2500 WESTCHESTER AVENUE, SUITE 215
PURCHASE, NY 10577
(914) 251-0880

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "Other services" provided by the principal accountant were not applicable. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                            FYE  10/31/2004       FYE  10/31/2003
                            ---------------       ---------------
Audit Fees                      $51,750               $64,050
Audit-Related Fees                    0                     0
Tax Fees                         $8,250               $13,125
All Other Fees                        0                     0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Alpine Equity Trust
                   --------------------------------------

     By (Signature and Title) /s/Samuel A. Lieber
                              ---------------------------
                              Samuel A. Lieber, President

     Date   January 10, 2005
          -----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F41> /s/Samuel A. Lieber
                                    ---------------------------
                                    Samuel A. Lieber, President

     Date   January 10, 2005
          -----------------------------------------------------

     By (Signature and Title)*<F41> /s/Sheldon Flamm
                                    ---------------------------
                                    Sheldon Flamm, Treasurer

     Date   January 10, 2005
          -----------------------------------------------------

*<F41> Print the name and title of each signing officer under his or her signature.